KEYSTONE XL	12 Months Ended
Dec. 31, 2023
Investments, All Other Investments [Abstract]
KEYSTONE XL	KEYSTONE XL
Asset Impairment Charge and Other
Following the revocation of the Presidential Permit for the Keystone XL pipeline project on January 20, 2021, the Company terminated the Keystone XL pipeline project and evaluated the Keystone XL investment for impairment in 2021. As a result, the Company determined that the carrying amount of these assets within the Liquids Pipelines segment was no longer fully recoverable and recognized an asset impairment charge, net of expected contractual recoveries and other contractual and legal obligations related to termination activities, of $2,775 million ($2,134 million after tax) for the year ended December 31, 2021. The asset impairment charge was based on the excess of the carrying value of $3,301 million over the estimated fair value of     $175 million.

year ended December 31, 2021	Estimated Fair Value of Plant, Property and Equipment	Asset impairment charge and other
(millions of Canadian $)		Pre tax	After tax

Asset impairment charge
Plant and equipment	175	412	312
Related capital projects in development	—	230	175
Other capitalized costs	—	2,158	1,642
Capitalized interest	—	326	248
	175	3,126	2,377
Other
Contractual recoveries	n/a	(693)	(525)
Contractual and legal obligations related to termination activities	n/a	342	282
	175	2,775	2,134
The estimated fair value of $175 million at December 31, 2021 related to plant and equipment was based on the price that was expected to be received from selling these assets in their current condition and is updated as required. The initial key assumptions used in the determination of selling price included an estimated two-year disposal period and current energy market demand. The valuation considered a variety of potential selling prices based on various markets that could be used to dispose of these assets and required the use of unobservable inputs. As a result, the fair value is classified in Level III of the fair value hierarchy.
In 2023, the Company received $10 million (2022 – $571 million) towards its contractual recoveries, resulting in a remaining balance of $117 million at December 31, 2023 (December 31, 2022 – $130 million).
In 2022, the Company revised its estimate of contractual and legal obligations related to termination activities based on a review of costs and commitments incurred, which resulted in a $54 million reduction to the asset impairment charge. No revision to the estimate was made in 2023. The Company paid $2 million in 2023 (2022 – $24 million; 2021 – $192 million) towards contractual and legal obligations related to termination activities. At December 31, 2023, the remaining balance accrued was $45 million (December 31, 2022 – $48 million).
In 2023, the Company sold plant and equipment with a carrying value of approximately $63 million (2022 – $25 million;         2021 – $16 million), resulting in a gain of $36 million (2022 – $64 million; 2021 – nil) recorded in Goodwill and asset impairment charges and other in the Consolidated statement of income.
As part of the Keystone XL impairment charge and other, the Company recorded a $14 million income tax recovery in 2023 (2022 – $96 million expense) in relation to the termination of the Keystone XL pipeline project.
Redeemable Non-Controlling Interest and Long-Term Debt
In March 2020, the Company announced that it would proceed with construction of the Keystone XL pipeline. As part of the funding plan, the Government of Alberta invested $1,033 million in the form of Class A Interests in the year ended December 31, 2020.
On January 4, 2021, the Company put in place a US$4.1 billion project-level credit facility to support construction of the Keystone XL pipeline, that was fully guaranteed by the Government of Alberta and non-recourse to the Company. On January 8, 2021, the Company exercised its call right with the Government of Alberta in accordance with contractual terms and paid $633 million (US$497 million) to repurchase the Government of Alberta Class A Interests in certain Keystone XL subsidiaries. This transaction was funded by draws on the project-level credit facility. For the year ended December 31, 2021, the Company made draws under the Keystone XL project-level credit facility totaling $1,028 million (US$849 million). Following the cancellation of the Keystone XL pipeline project, the Government of Alberta repaid the full outstanding balance in June 2021 in accordance with the terms of the guarantee, and the credit facility was subsequently terminated. Additionally, in June 2021, the Company repurchased the remaining Government of Alberta Class A Interests for a nominal amount, which was accounted for as an equity transaction and resulted in $394 million recognized in Additional paid-in capital. As part of this arrangement, TC Energy issued $91 million of Class C Interests in the Keystone XL subsidiaries which entitled the Government of Alberta to future liquidation proceeds from specified Keystone XL project assets. The entire $91 million was recorded (net of distributions) in Accounts payable and other on the Consolidated balance sheet. During 2023, it was determined that the Company would exceed the $91 million of Class C distributions and the Company increased the Class C Interests carrying value by $32 million with a corresponding amount recorded in Goodwill and asset impairment charges and other in the Consolidated statement of income. Termination of the project-level credit facility, net of the issuance of Class C Interests, resulted in $937 million ($737 million after tax) recorded to Additional paid-in capital in 2021. For the year ended December 31, 2023, the Company made Class C distributions to the Government of Alberta of $49 million (2022 – $43 million; 2021 – $16 million).